EXHIBIT 10.17
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                               EXTENSION AGREEMENT

         THIS EXTENSION AGREEMENT (the "Agreement") is made and entered into effective as of September 1, 2001, by and between YORKTOWN MANAGEMENT AND FINANCIAL SERVICES, L.L.C. ( the "Lender"), and PALWEB CORPORATION and PLASTIC PALLET PRODUCTION, INC. (the "Borrowers").

                                R E C I T A L S:

         A. Borrowers made, executed and delivered to Lender that certain Promissory Note dated March 1, 2001, payable to the order of Lender in the stated principal amount of $250,000.00 and maturing September 1, 2001 (the "Initial Note").

         B. To secure payment of the Initial Note, Borrowers each made, executed and delivered to Lender a certain Security Agreement dated March 1, 2001.

         C. Borrowers and Lender desire to extend the maturity of the Initial Note to October 15, 2001, effective as of the date of this Agreement.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

         1. Extension of Maturity. Borrowers and Lender hereby agree to extend the maturity of the Initial Note to October 15, 2001, effective as of the date of this Agreement. All other terms and conditions set forth in the Initial Note shall continue in full force and effect, and all Security Agreements, collateral documents and other instruments securing payment of the Initial Note shall continue in full force and effect as security for payment of the indebtedness evidenced by said note, subject, however, to the prior and superior security interest of Hildalgo Trading Company, L.C. in the Borrowers' assets as described in those certain Security Agreements dated June 27, 2000, between Borrowers and Hildalgo Trading Company, L.C., which assets secure the payment of all liabilities of the Borrowers to Hildalgo.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of the date first above written.

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"Borrowers"                                   PALWEB CORPORATION

                                        By:   /s/ Paul A. Kruger
                                              ---------------------------------
                                              Paul A. Kruger, President

                                              PLASTIC PALLET PRODUCTION, INC.

                                        By:   /s/ Paul A. Kruger
                                              ---------------------------------
                                              Paul A. Kruger, President

"Lender"                                      YORKTOWN MANAGEMENT AND FINANCIAL
                                              SERVICES, L.L.C.

                                        By:   /s/ Warren F. Kruger
                                              ---------------------------------
                                              Warren F. Kruger, Manager















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